SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

May 15, 2014 (May 13, 2014)

ILLINOIS POWER GENERATING COMPANY

(Exact name of registrant as specified in its charter)

Illinois	333-56594	37-1395586
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Travis, Suite 1400, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                                           Changes in Regsitrant’s Certifying Accountant.

As previously announced, on December 2, 2013 (the “Acquisition Date”), Illinois Power Generating Company and its subsidiaries (“Genco”) were acquired indirectly by Illinois Power Holdings, LLC (“IPH”), an indirect wholly-owned subsidiary of Dynegy.  Prior to the Acquisition Date and continuing through May 13, 2014, PricewaterhouseCoopers LLP (“PwC”) was engaged as the independent registered public accounting firm to audit the financial statements of Genco.  Ernst & Young LLP (“EY”) serves as Dynegy’s independent registered public accounting firm.

On May 13, 2014, the Board of Directors of Genco (the “Board”) engaged EY to act as the independent registered public accounting firm for Genco commencing with the fiscal year ending December 31, 2014.  Also on May 13, 2014, Genco dismissed PwC as the independent registered public accounting firm.

The reports of PwC on the Genco financial statements as of and for the years ended December 31, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2013 and 2012, and the subsequent interim period through May 13, 2014, there were no: (i) disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with their reports on the financial statements for such years; or (ii) reportable events of the kind defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (“Regulation S-K”).

Genco provided PwC with a copy of this Current Report on Form 8-K, and Genco requested that PwC furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein, and if not, stating the respects in which it does not agree.  Genco has received the requested letter from PwC, and a copy of the letter dated May 15, 2014 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal years ended December 31, 2013 and 2012, and the subsequent interim period through May 13, 2014, Genco did not consult EY regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Genco’s financial statements, and neither a written report nor oral advice was provided that EY concluded was an important factor considered by Genco in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

Item 9.01                                           Financial Statements and Exhibits.

(d)   Exhibits:

Exhibit No.	Document

16.1	Letter of PricewaterhouseCoopers LLP dated May 15, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLINOIS POWER GENERATING COMPANY
(Registrant)

Dated: May 15, 2014	By:	/s/ Catherine B. Callaway
	Name:	Catherine B. Callaway
	Title:	Executive Vice President, Chief Compliance Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Document

16.1	Letter of PricewaterhouseCoopers LLP dated May 15, 2014.